CONFIDENTIALITY AND MARKETING AGREEMENT
                     ---------------------------------------


THIS CONFIDENTIALITY AND MARKETING AGREEMENT (this" Agreement") is entered into by Home Inc. ("HOME"), a Delaware Corporation, of 6774 South 1300 East, Salt Lake City, UT, and ePenzio, Inc. ("EPENZIO"), a Utah Corporation, of 2795 East Cottonwood Parkway, Suite #120, Salt Lake City, UT, 84121, Paul Anderson ("Anderson") 1646 Wylie Lane, Draper, UT, 84020, Brad Crawford ("Crawford"), of 8882 Taft Hills Ct, Sandy, UT 84093, Scott Anderson ("Scott"), of H.O.M.E., Inc. effective July 21, 2000.


                                    RECITALS

A. HOME and EPENZIO are interested in jointly marketing certain products and services of EPENZIO (the "Joint Marketing Project").

B. In connection with the joint marketing effort, HOME and EPENZIO shall have access to certain trade secrets and confidential and proprietary information of each other.

C. HOME, Scott (President and Chief Executive Officer of HOME), EPENZIO, Anderson (President of EPENZIO) and Crawford (Chief Executive Officer of EPENZIO) desire to preserve and protect such confidential and proprietary information.

D. To that end, HOME, Scott, EPENZIO, Anderson and Crawford agree as follows:

                                    AGREEMENT

1.       Rights and Obligations
         ----------------------

         EPENZIO shall provide the following:

         A. Fulfillment services, including staffing, management, and processing for all credit card merchant accounts offered and sold by HOME, and POS products, POS Equipment virtual terminal, software, merchant services and software solutions ("EPENZIO Products") for HOME to market to businesses, proprietors, entrepreneurs, and other potential or existing HOME clients, customers and/or merchants.

         B. Leasing of EPENZIO Products, lease funding (which may be through a subcontractor), and disbursement of such lease proceeds. EPENZIO shall further take all steps necessary to ensure that EPENZIO delivers to HOME's vendor(s) 1) an approval code and merchant account identification number from EPENZIO or its subcontractor merchant account company, and 2) written verification of lease approval for each HOME client, customer and/or merchant.

         C. Merchant account application processing. EPENZIO or its subcontractor will accept for processing, properly prepared applications, agreements and purchase orders submitted for EPENZIO products from HOME. EPENZIO will further ensure that all steps reasonably necessary will be taken, including completion of any

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

              necessary paperwork and other administrative requirements, to insure funding for each sale or lease of a merchant account to HOME clients, customers and/or merchants.

         D. EPENZIO will supply, at no cost, marketing materials for EPENZIO Products. All such marketing materials or materials bearing EPENZIO's trademarks or logos shall be used by HOME only for the purpose of promoting EPENZIO Products, and only after EPENZIO's prior approval.

2.      Referral Fees.
        -------------

         A. HOME will furnish EPENZIO with leads of HOME's customers for the sole purpose of EPENZIO contacting those customers to sell them Credit Card Processing equipment, including but not limited to Hardware terminals, Processing software and Virtual Terminals, and assist those customers in obtaining a Merchant Account. Most of these contacts will be made at seminar events that are sponsored and paid for by HOME. EPENZIO will pay referral fees to HOME for only those referrals that purchase or lease this Credit Card processing equipment from EPENZIO. EPENZIO will pay HOME referral fees according to the following schedule:

              i. EPENZIO will advance HOME $50,000 in the form of an "Advanced Marketing Payment " for each seminar event that is scheduled for the following week. This payment will be made by no later than the Wednesday of the week before the seminar event. HOME shall only use the Advance Marketing Payment paid by EPENZIO for advertising and promotion of HOME seminars and business sessions where EPENZIO products and services will be sold. The Advanced " Marketing Payment will be deemed an as an advance towards Earned Funding as further described below.

              ii. Should, through an Act of God, a scheduled seminar or business session be cancelled, EPENZIO will only recover 50% of the Advance Marketing Payment paid for that seminar .Should such cancellation occur more than one-time in a calendar year, EPENZIO will be allowed to recover the full amount of the Advance Marketing Payment for that seminar. In either event, EPENZIO will deduct a maximum of $10,000 per week from the following weeks Advance Marketing Payment until these amounts are recovered.

              iii. On the first Wednesday, at least 60 days after the last day of each seminar event, EPENZIO will prepare an Earned Funding Settlement (the Settlement) statement for each seminar event. The Settlement will be calculated for each seminar as follows:

                     1. EPENZIO will figure the Earned Funding for HOME based on 62% of the applications that were NOT cancelled by HOME'S customers within the customer's 3-day "Right of Cancellation" period.
                     2. The applications will be paid at the rate of$1375 for every $89.95 lease and $1135 for every $79.95 lease.

                           The percentages of referral fees for $89.95 and $79.95 leases for the Settlement will be the same as the percentages for the actual $89.95 and $79.95 funding for this same seminar.
                     3. For Example: HOME has a seminar where they accept 100 merchant account applications from its customers. Of these lOO applications, the customers cancel 30 of the applications within their 3-day Right of Cancellation period. At the 60-day Settlement date, 43 applications (70 applications X 62% = 43.4) will be settled. If EPENZIO obtains actual funding on 50 applications -15 at $89.95 (30%) and 35 at $79.95
                           (70%) -the Earned Funding Settlement amount will be figured as follows:
                                      43 X 30% = 13 X $1375 = $17,875
                                                Plus
                                      43 X 70% = 30 X $1135 = $34,050
                                      Total Earned Funding = $51,925
                     4. In connection with the Earned Funding Settlement, the Advanced Marketing Payment will be credited towards the Earned Funding due to HOME. If the Earned Funding owing for a particular seminar exceeds the Advanced Marketing Costs actually paid in advance by EPENZIO for that seminar, will be paid to HOME in addition to the next Advanced Marketing Payment-or, if there is no Advanced Marketing Payment in the following thirty days, the remaining Earned Funding will be paid within thirty (30) days of Settlement. If there is a deficit of Earned Funding, meaning that the Earned Funding for a particular seminar is less than the Advanced Marketing Payment previously made by EPENZIO for that same seminar, the difference will be deducted from the next week's Advanced Marketing Payment made by EPENZIO to HOME. If no Advanced Marketing Payment is made the next thirty days, then HOME will pay the difference to EPENZIO within thirty
                           (30) days of Settlement. If HOME's Earned Funding for a seminar exceeds the Advanced Marketing Payment for that seminar by more than 10% for 2 weeks running, then the next Advanced Marketing Payment will be increased to the nearest $5,000 increment based on the average of the Earned Funding for the previous 2 weeks. Likewise, if HOME's Earned Fundings for a seminar are less that the Advanced Marketing Payments for that seminar by more than 10% for 2 weeks running, then the Advanced Marketing Payment will be decreased to the nearest $5000 increment based on the average of the Earned Funding for the previous 2 weeks.
                     5. EPENZIO will pay to HOME additional referral fees that HOME agrees will only be used to pay HOME's road crew. These referral fees will be paid at the rate of$30 for every substantially complete (all forms are complete and signed), non-cancelled application that is submitted by HOME to EPENZIO. These payments will be made separately no later than the Wednesday two weeks following the seminar. The number of substantially complete files will be verified by EPENZIO's seminar representative and reported to HOME's road crew at the end of each seminar event.

                     6. The following exceptions apply to the above referenced pay schedule:
                           a. For the seminar weeks of May 22nd through June 29th, EPENZIO provided an advance Marketing Payment of $40,000 per team per week.
                           b. For the seminar weeks of July 5th through July 21 st, EPENZIO provided an Advance Marketing payment of $60,000 per team per week.
                           c. For the seminar weeks of May 22nd through June 29th, HOME's Earned Funding will be figured at the rate of$1135 for $79.95 applications and $760 for $59.95 applications, based on actual funding, not a percentage of applications.
                           d. For the seminar weeks of May 22nd through July 13th, the percentage of reserve funds that will be credited to HOME will be 66% instead of 45%.
                           e. For the seminar weeks of May 22nd through July 13,th EPENZIO will make road crew referral payments at the rate of $20 for every complete application and $10 for every incomplete application.
                           f. For the seminar weeks of April17th through May 19th, all of the reserve that has been withheld will belong to EPENZIO.
                           g. The seminar weeks of May 22nd through June 8th have already been settled and adjusted for as of the date this agreement was signed.
                          If an exception is not specifically listed above;
                          all of the terms of this agreement apply.

         B. At the end of this Joint Marketing Agreement, a final Settlement statement will be prepared 60 days following the last seminar. This Statement will reconcile all Advanced Marketing Payments and Earned Funding for every seminar or business session that HOME has sponsored and paid for. At this time, it will be determined if there is an excess or deficit in the Earned Funding for all seminars. If there is a deficit of Earned Funding, HOME will pay this deficit amount to EPENZIO within 30 days. If HOME fails to pay within this 30-day period, Scott agrees to pay the unrecovered Earned Funding to EPENZIO within thirty days of written notification from EPENZIO. If there is an excess of Earned Funding, EPENZIO will pay this excess to HOME within 30 days, EXCEPT, in the event that HOME does not fully comply with all of the material terms of this agreement in ending this Joint Marketing Agreement, EPENZIO may elect to withhold the excess Earned Funding to cover any reasonable costs involved, so long as EPENZIO gives written notice to HOME of any failure to comply with the terms of the Agreement, identifying with specificity any such failures and the resulting costs to EPENZIO, and if such failures are capable of cure, HOME has an opportunity to cure. If EPENZIO fails to pay within this thirty-day period, Anderson and Crawford agree to pay the excess Earned Funding to HOME within thirty (30) days of written notification from HOME. Likewise, if EPENZIO has not complied with all material terms of this agreement, HOME may withhold any Earned Funding deficit to cover any reasonable costs that it has incurred, on the same terms that EPENZIO may withhold payments as described in this paragraph.- This will not limit any other damages that the parties-may be entitled to. EPENZIO may consider that HOME has "ended" this Joint Marketing Agreement if HOME has less than 20 approved applications from its seminars in any given calendar month.

         C. Upon request, EPENZIO will provide HOME with any and all current information on factors and reserve amounts used by LeaseComm to determine payouts on leases submitted by HOME. EPENZIO and HOME agree to be bound by whatever terms Leasecomm imposes on the funding for the leases for HOME's customers. Leasecomm currently has imposed a 13% reserve to be held from gross funding amounts for all leases that Leasecomm approves for HOME's customers. Both parties agree that EPENZIO will set aside and credit 45% of these reserve funds to HOME to cover chargebacks (see section 4b). Leasecomm currently is scheduled to hold these funds in a non-interest bearing reserve account for 6 months.

         D. These referral fees are based on HOME providing an e-commerce enabled web site and shopping cart/online order form that are compatible with EPENZIO's online transaction processing system. EPENZIO's leasing company requires that the web site and shopping cart/online order form be provided as part of the terms of the lease. If it becomes necessary for EPENZIO to supply the web site and shopping cart/online order form, these referral fees will be reduced to reflect these costs.

         E. ECS shall retain payment for any HOME referrals sold through the ECS affiliate site. ECS shall be solely responsible for all referral commissions paid to customers signing up through the ECS affiliate site or approaching ECS directly. In the event that HOME should establish its own referral program, HOME shall be paid according to the commission schedule in paragraph 3e in this agreement as long as completed lease applications are delivered to ECS. HOME shall be solely responsible for all referral commissions paid to customers signing up through the HOME affiliate site.

         F. EPENZIO has several different processing solutions available for HOME to sell to its clients, as well as lease terms of 12,24,36 and 48 months. Pricing and referral fees will vary depending upon the options and lease terms chosen. EPENZIO will provide price quotes to HOME utilizing any combination of processing solutions and lease terms.

         G. EPENZIO and HOME acknowledge and agree that: (1) that EPENZIO obtains its funding for equipment leases from leasing companies that are independent of EPENZIO and HOME; (2) these leasing companies control the factors that determine the amount of funding that EPENZIO receives for equipment leases; (3) these factors are influenced by interest rates and inflation and are subject to change at any time; (4) the costs and referral fees set forth above are based on the factors that are in effect at the time this Agreement is signed; and (5) if the factors are changed by the leasing company, the referral fees will be adjusted accordingly and will be subject to the same terms and conditions that the lease company imposes on EPENZIO. Occasionally, these leasing companies may impose other restrictions or qualifications on the equipment leases for HOME's customers, such as reserve accounts or special qualifying requirements. HOME agrees that it will be subject to the same terms and conditions that the lease company imposes on EPENZIO, with the exception that, if these changes effect the gross funding and/or the reserve amount that is being held, that EPENZIO will pay to HOME by more than 2%, then HOME will be allowed to give 10 days notice to cancel this agreement, and HOME may do business with another merchant account provider, but EPENZIO has a right of first refusal to match any other offer to HOME to provide Merchant Account Services to the customers of HOME.

         H. If the percentage of Poor Credit (scored C & D) applications that are approved by Leasecomm for the customers of HOME exceeds 32%, based on a 4 week rolling average, EPENZIO reserves the right to adjust the referral fees paid to HOME to reflect this increase in Poor Credit applications. To date, the percentage of HOME's customers being scored as Poor Credit is 27.8%. EPENZIO will supply these credit scores on the weekly report.

3.       Rejects

         A. It is agreed by HOME and EPENZIO, that all Rejected Lease applications will be handled and settled as follows:
              i. EPENZIO will retain and deposit the 1 st months payment and apply this towards the cost of obtaining a merchant account and supplying a virtual terminal product for the customer. EXCEPT, if the customers 1 st months payment bounces or is declined, EPENZIO will NOT supply a merchant account or virtual terminal for this customer.
              ii. EPENZIO will supply HOME with the customers checking account number routing number.
              iii. HOME will use its best efforts to collect any and all monthly lease payments on the same terms and conditions as the original Leasecomrn lease.
              iv. HOME will prepare a monthly statement detailing all payments that are received for the Rejected leases that are generated from this Joint Marketing Project.
              v. On the lOth of every month, HOME will pay to EPENZIO 30% of all monies that are collected for these Rejected leases. This will include all funds collected, whether from monthly payments or from any collection processes.
              vi. HOME will include on this report the names of all accounts that HOME has been unable to collect the monthly lease payment from. This will allow EPENZIO to turn off the Gateway access for these customers virtual terminal.

         B. If the percentage of applications that are by Rejected Leasecomm for the customers of HOME exceeds 18%, based on a 4 week rolling average, EPENZIO reserves the right to adjust the referral fees paid to HOME to reflect this increase in Reject applications. To date, the percentage of applications for HOME's customers that are being rejected by Leasecomm is 14%

4.       Charge backs.

         A. In the event that EPENZIO shall incur a charge back from any source, including but not limited to the lease company or by judicial or administrative process, on any referral for which HOME has been paid a referral fee, HOME shall payor return to EPENZIO the appropriate referral fee.

         B. EPENZIO shall recoup the referral fees for each chargeback in the following order: First, the fees should be deducted from the Advance Marketing Costs paid from EPENZIO to HOME (See Section 1-A-1). Second, if there are no Advance Marketing Costs or the deductions from these advances are inadequate to recoup the referral fees.1 the fees should be deducted from any outstanding adjustments above the advance owed to HOME by EPENZIO at the time of the Settlement as provided in paragraph 2.A.iii above. Third, if necessary after the first two methods of recoupment, the fees should be paid to EPENZIO directly by HOME. Fourth, the fees should be applied against the 45% portion (this is the portion of these reserve funds that are credited to HOME) of the outstanding fundings held in the reserve by LeaseComm. Each of these potential resolutions to satisfying the debt incurred by the chargeback should be attempted in the order they are listed. Should all such potential resolutions fail to resolve the debt, and after EPENZIO has exhausted all of its legal remedies against Leasecomm concerning any funds that Leasecomm is holding in reserve, then Scott shall be individually, personally, unconditionally and jointly liable to pay EPENZIO the total amount of the unrecovered referral fees in question. Should all such potential resolutions fail to resolve the debt, Scott agrees to pay the unrecovered referral fees to EPENZIO within thirty days of notification from EPENZIO of the failed resolutions.

         C. If the cause of the charge back is based on either fraud or negligence of the owners, employees, representatives or agents of EPENZIO or HOME, the company found to be responsible for the fraud or negligence shall be responsible for the full amount of the charge back and shall pay to the other company the respective portion of the charge back within 10 days from the date of the charge back.

         D. The liability for charge backs for EPENZIO and HOME shall continue for the length of term of the leases of HOME's customers.

5.       Confidential and Proprietary Information.
         -----------------------------------------

              In connection with the Joint Marketing Project, EPENZIO may furnish and may reveal to HOME certain oral and written confidential, proprietary and/or trade secret information concerning EPENZIO and its products and/or services (the "EPENZIO Proprietary Information"). Similarly, HOME may furnish and may reveal to EPENZIO certain oral and written confidential, proprietary and/or trade secret information concerning HOME and its products and/or services (the "HOME Proprietary Information"). The EPENZIO Proprietary Information and the HOME Proprietary Information (collectively the "Proprietary Information") may include, without limitation, certain specifications, designs, plans, drawings, hardware, software, data, prototypes, marketing plans or techniques, identification or lists of vendors, suppliers, mailing lists, list vendors and the like~ or other business and technical information. As a condition to providing such information, EPENZIO and HOME each agree, as set forth below, to treat confidentially and to not otherwise disclose, and to cause its respective directors, officers, members, employees, representatives, agents and advisors (collectively the "Representatives") to treat confidentially and to not otherwise disclose, the Proprietary Information, whether such Proprietary Information was furnished prior to, on or after the date of this Agreement. In addition, for purposes of this Agreement, "Proprietary Information" shall include, without limitation, any discussions, summaries, analyses, studies, compilations, or other documents or memorializations of or relating to the Proprietary Information. All Proprietary Information, in whatever form provided, shall remain the property of the party furnishing such Proprietary Information.

6.       Compliance with Laws, Ordinances and Regulations.

              HOME, Scott, EPENZIO, Anderson and Crawford agree that they will strictly comply with all federal, state and local laws, ordinances and regulations in connection with and all work or services performed by them arising out of or relating in any way to this Agreement and/or their business relationships with each other. In the event HOME, Scott, EPENZIO, Anderson or Crawford fail to do so, all aforementioned parties may, in their sole discretion, decide to terminate this Agreement forthwith, and to hold all outstanding fees owed until a resolution can be found. HOME and Scott hereby indemnify and hold EPENZIO, Anderson and Crawford harmless from any and all claims, complaints, demands and/or damages arising out of or related in any way to any failure on the part of HOME or Scott to comply with all federal, state and local laws, ordinances and regulations. Likewise, EPENZIO, Anderson and Crawford hereby indemnify and hold HOME and Scott harmless from any and all claims, complaints, demands and/or damages arising out of or related in any way to any failure on the part of EPENZIO, Anderson or Crawford to comply with all federal, state and local laws, ordinances and regulations.

7.       Disclosures and/or Use of Proprietary Information.
         --------------------------------------------------

              EPENZIO, Anderson, Crawford, HOME and Scott acknowledge and agree that: Proprietary Information constitutes valuable, special and unique property of EPENZIO and HOME; (B) they may use the Proprietary Information for the sole purpose of soliciting merchant accounts in connection with the Joint Marketing Project only; (C) they shall not disclose the Proprietary Information or any information contained therein to any other corporation, person or entity that is not a party to this agreement for any reason or purpose whatsoever; (D) they shall not use the Proprietary Information or any information contained therein for any purpose other than the Joint Marketing Project; (E) they shall not disclose or use the Proprietary Information or any information contained therein; (F) they shall not make copies of any written or computer-readable Proprietary Information; and (G) they shall prevent the use of the Proprietary Information by, and disclosure of the information contained therein to, any corporation, person, or entity that is not a party to this agreement.

8.       Return of Proprietary Information.
         ----------------------------------

              Within thirty days of receipt of written notice of termination of the Joint Marketing Project, EPENZIO and HOME shall deliver to each other m1 written or computer- readable copies of the Proprietary Information, letters and all other information, that is specific to the other party's business, which are in their possession or under their control, regardless of whether prepared by both parties or by their affiliates.

9.       Term of Agreement.
         ------------------

         A. This agreement shall become effective on the date set forth above and shall continue in effect until August 21, 2000, unless terminated sooner as provided herein. At the end of the agreement, HOME may do business with another merchant account provider, but EPENZIO has a right of first refusal to match any other offer to HOME to provide Merchant Account Services to the customers of HOME.

         B. Unless specifically stated otherwise, all terms of this agreement will be considered to be in full force and effect for all seminars and fundings that HOME and EPENZIO have participated in together.

10.      Termination of Agreement.
         -------------------------

              Either party may terminate this Agreement for a material breach of the terms of this Agreement at any time by giving the other party written Notice of Termination ("Notice") at least thirty (30) days prior to the effective date of termination. Either shall have the option of preventing the termination of this Agreement by taking corrective action that cures the material breach, if such corrective action is taken prior to the end of the aforementioned thirty (30) day time period. However, if there is evidence that any material breach is caused by fraud, forgery, or any other illegal act, either party may terminate this Agreement by giving the other party written Notice at least seven {7) days prior to the effective date of termination.

11.      Amendment & Waiver.
         -------------------

              No modification or amendment hereof shall be valid and binding, unless it be in and signed by the parties hereto. The waiver of any provision hereof shall be effective only if in writing and signed by the parties hereto, and then only in the specific instance and for the particular purpose for which it was given. No failure to exercise, and no delay in exercising, any right or power hereunder shall operate as a waiver thereof.

12.      Enforcement of Agreement.
         -------------------------

              This Agreement, and all disputes relating to this Agreement, whether sounding in tort, contract or otherwise, shall be governed and construed in accordance with the laws of the State of Utah. All parties to this Agreement each consent and submit to the personal jurisdiction of the state and federal courts located in the State of Utah, and waive their rights to contest personal jurisdiction. All parties agree that any legal action filed by any party to enforce the terms of this Agreement must be filed exclusively in the Third Judicial District Court, for the State of Utah, in Salt Lake City, Utah. In the event of a dispute regarding this Agreement, the prevailing party shall be entitled to an award of attorneys' fees and costs from the non-prevailing party, regardless of whether the dispute results in the filing of a lawsuit

13.      Assignment.
         -----------

              No party may assign its rights or duties under this Agreement without the prior written consent of the other parties.

14.      Modification.
         -------------

              No amendment or modification of this Agreement shall be valid or binding on made in writing and signed by each party.

15.      Counterparts
         ------------

              This Agreement may be executed in as many counterparts as may be deemed necessary or convenient. This Agreement, and any modifications, waivers or notifications relating thereto, may be executed and delivered by facsimile or electronic mail. Any such facsimile or electronic mail transmissions shall constitute the final agreement of the parties and conclusive proof of such agreement.


     /s/                                                        7/21/00
-------------------------------------------              -----------------------
Paul S. Anderson, individually and as                    Date
President of and on behalf of EPENZIO



     /s/                                                        7/21/00
-------------------------------------------              -----------------------
Brad V. Crawford, individually and as                    Date
Chief Executive Officer of and on
behalf of EPENZIO


     /s/                                                        7/21/00
-------------------------------------------              -----------------------
Scott Anderson, individually and as                      Date
President and CEO of and on behalf
of H.O.M.E. Inc.

                                  AMENDMENT TO
                                  ------------
                     CONFIDENTIALITY AND MARKETING AGREEMENT
                     ---------------------------------------

THIS IS AN AMENDMENT TO A CONFIDENTIALITY AND MARKETING AGREEMENT (the " Agreement") that was signed on August 23, 2000 by Home Inc. ("HOME"), a Delaware Corporation, of6774 South 1300 East, Salt Lake City, UT, and ePenzio, Inc. ("EPENZIO"), a Utah Corporation, of 2795 East Cottonwood Parkway, Suite #120, Salt Lake City, UT, 84121, Paul Anderson ("Anderson") of 1646 Wylie Lane, Draper, UT, 84020, Brad Crawford ("Crawford"), of 8882 Taft Hills Ct, Sandy, UT 84093 and Scott Anderson ("Scott") of 1287 Bloomington Dr. S. #19, St. George, UT 84790.

This Amendment is necessary because EPI has been forced to use a new financing company, Leasecomm, for the financing contracts for HOME's customers as per section 2B of the Agreement.

Section 2.A.iii.l. is amended as follows:
EPENZIO will figure the Earned Funding for HOME based on 67% of the applications that were NOT cancelled by HOME'S customers within the customer's 3-day OR 3O-day "Right of Cancellation" periods.

Section 2.A.iii.2. is amended as follows:
The applications will be paid at the following rates for every $99.95 finance package:
Applicants that score with a "P" or "S" credit = $1773.00
Applicants that score with a "T" or "Q" credit = $1545.00
Applicants that score with a "U" credit = $1251.00
The applications will be paid at the following rates for every $89.95 finance package:
Applicants that score with a "P" or "S" credit = $1589.00
Applicants that score with a "T" or "Q" credit = $1383.00
Applicants that score with a "U" credit = $1119.00
The percentages of referral fees paid for the different credit scores for $99.95 and $89.95 finance packages for the Settlement will be the same as the percentages for the actual $99.95 and $89.95 funding for this same seminar.

Section 2.A.3. is amended as follows:
For Example: HOME has a seminar where they accept 100 merchant account applications from its customers. Of these 100 applications, the customers cancel 30 of the applications within their 3-day OR 30-day Right of Cancellation periods. At the 60-day Settlement date, 47 applications (70 applications X 67% = 46.9) will be settled. If EPENZIO obtains actual funding on 50 applications -15 at $89.95 (30%) and 35 at $79.95 (70%) -and if the percentage of Credit Score for these applications are: "P" and "S" = 50%, "T" and "Q" = 40% and "U" = 1 0%, the Earned Funding Settlement amount will be figured as follows:

47 X 30% = 14 X 50% (P & S scores) =7 X $1773 = $12,411.00
47 X 30% = 14 X 40% (T & Q scores) = 6 X $1251 = $7506.00
47 X 30% = l4 X 10% U scores) = 1 X $1251 = $1251.00

          Plus

47 X 70% = 33 X 50% (P & S scores) = 17 X $1589 = $27,013.00
47 X 70% = 33 X 40% (T & Q scores) = 13 X $1383 = $17,979.00
47 X 70% = 33 X 10% U scores) = 3 X $1119 = $3357.00
----------------------------------------------------
Total Funding                             $69,517.00

Section 4.A. is amended as follows:
EPENZIO will withhold 10% of the Gross Financed amounts from all Earned Funding settlement amounts to cover charge backs. EPENZIO will supply to HOME every 30 days, a balance sheet statement on the charge back reserve. (Based on the gross financed amounts, the amounts that will be withheld per account are as follows:
$99.95- P&S = $246, $99.95- T&Q = $215, $99.95- U = $175, $89.95- P&S = $221,
$89.95- T&Q = $192, $89.95- U = $155).

Except as amended by this Amendment, in case of any conflicting or contradictory provisions contained herein to the terms and provisions of the Agreement, this Amendment shall prevail and the parties hereto do ratify and confirm the Agreement in all respects, and agree to perform and be bound by the terms of the Agreement as amended by this Amendment. This Amendment and the Agreement set forth the entire agreement and understanding of the parties hereto in respect of the subject matter contained in the Amendment and the Agreement, and supersede all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, partner, employee or representative of any party hereto, including, but not limited to, any proposed amendments to the Agreement, any e-mails between the parties and any oral agreements or understandings the parties may have had concerning the subject matter of the Agreement or the Amendment.

This Amendment may be executed in two or more counter-parts, each of which shall be deemed an original, all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Amendment on the dates indicated opposite their signatures.




-------------------------------------------              -----------------------
Paul S. Anderson, individually and as                    Date
President of and on behalf of EPENZIO




-------------------------------------------              -----------------------
Brad V. Crawford, individually and as                    Date
Chief Executive Officer of and on
behalf of EPENZIO



-------------------------------------------              -----------------------
Scott Anderson, individually and as                      Date
President and CEO of and on behalf
of H.O.M.E. Inc.

                                  AMENDMENT TO
                                  ------------
                     CONFIDENTIALITY AND MARKETING AGREEMENT
                     ---------------------------------------


THIS IS AN AMENDMENT TO A CONFIDENTIALITY AND MARKETING AGREEMENT (the " Agreement") that was signed on August 23, 2000 by Home Inc. ("HOME"), a Delaware Corporation, of 6774 South 1300 East, Salt Lake City, UT, and ePenzio, Inc. ("EPENZIO"), a Utah Corporation, of 2795 East Cottonwood Parkway, Suite #120, Salt Lake City, UT, 84121, Paul Anderson ("Anderson") of 1646 Wylie Lane, Draper, UT, 84020, Brad Crawford ("Crawford"), of 8882 Taft Hills Ct, Sandy, UT 84093 and Scott Anderson ("Scott") of 1287 Bloomington Dr. S. #19, St. George, UT 84790.

This Amendment is necessary because EPI has been forced to use a new financing company, Leasecomm, for the financing contracts for HOME's customers as per section 2B of the Agreement.

Section 2.A.iii.1. is amended as follows:
EPENZIO will figure the Earned Funding for HOME based on 63% of the applications that were NOT cancelled by HOME'S customers within the customer's 3-day OR 30-day "Right of Cancellation" periods.

Section 2.A.iii.2. is amended as follows:

The applications will be paid at the rate of $1315 for every $99.95 finance package.

The applications will be paid at the rate of$1125 for every $89.95 finance package.

The percentages of referral fees paid for the different credit scores for $99.95 and $89.95 finance packages for the Settlement will be the same as the percentages for the actual $99.95 and $89.95 funding for this same seminar.

Section 2.A.3. is amended as follows:
For Example: HOME has a seminar where they accept l00 merchant account applications from its customers. Of these lOO applications, the customers cancel 30 of the applications within their 3-dayOR 30-day Right of Cancellation periods. At the 60-day Settlement date, 44 applications (70 applications X 63% = 44.1) will be settled. If EPENZIO obtains actual funding on 40 applications -12 at $99.95 (30%) and 28 at $89.95 (70%) -the Earned Funding Settlement amount will be figured as follows:

44X30%= 13 X $1315 =   $17,095

 Plus

44X7O% = 31 X $1125 =  $49,500

Total Funding          $66,595

Section 4.A. is amended as follows:
EPENZIO will withhold 5% of the Gross Financed amounts from all Earned Funding settlement amounts to cover charge backs. (Based on the gross financed amounts, the amounts that will be withheld per account are as follows: $99.95 = $65.75, $89.95 = $56.25.)

Except as amended by this Amendment, in case of any conflicting or contradictory provisions contained herein to the terms and provisions of the Agreement, this Amendment shall prevail and the parties hereto do ratify and confirm the Agreement in all respects, and agree to perform and be bound by the terms of the Agreement as amended by this Amendment. This Amendment and the Agreement set forth the entire agreement and understanding of the parties hereto in respect of the subject matter contained in the Amendment and the Agreement, and supersede all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, partner, employee or representative of any party hereto, including, but not limited to, any proposed amendments to the Agreement, any e-mails between the parties and any oral agreements or understandings the parties may have had concerning the subject matter of the Agreement or the Amendment.

This Amendment may be executed in two or more counter-parts, each of which shall be deemed an original, all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Amendment on the dates indicated opposite their signatures.




     /s/                                                       1/26/01
-------------------------------------------              -----------------------
Paul S. Anderson, individually and as                    Date
President of and on behalf of EPENZIO



    /s/                                                        1/26/01
-------------------------------------------              -----------------------
Brad V. Crawford, individually and as                    Date
Chief Executive Officer of and on
behalf of EPENZIO


   /s/                                                         1/26/01
-------------------------------------------              -----------------------
Scott Anderson, individually and as                      Date
President and CEO of and on behalf
of H.O.M.E. Inc.

                     CONFIDENTIALITY AND MARKETING AGREEMENT
                     ---------------------------------------

THIS CONFIDENTIALITY AND MARKETING AGREEMENT (this "Agreement") is entered into by Home Inc. ("HOME"), a Delaware Corporation, of 6774 South 1300 East, Salt Lake City, UT, and ePenzio, Inc. ("EPENZIO"), a Utah Corporation, of 2795 East Cottonwood ParkWay, Suite #120, Salt Lake City, UT, 84121, Paul Anderson ("Anderson") of 1646 Wylie Lane, Draper, UT, 84020, Brad .,. Crawford ("Crawford"), of 8882 Taft Hills Ct, Sandy, UT 84093 and Scott Anderson ("Scott") of 1287 Bloomington Dr. S. #19, St. George, UT 84790, effective August 23,2000.

                                    RECITALS

         A. HOME and EPENZIO are interested in jointly marketing certain products and services of EPENZIO (the "Joint Marketing Project").

         B. In connection with the joint marketing effort, HOME and EPENZIO shall have access to certain trade secrets and confidential and proprietary information of each other.

         C. HOME, Scott (president and Chief Executive Officer of HOME), EPENZIO, Anderson (President of EPENZIO) and Crawford (Chief Executive Officer of EPENZIO) desire to preserve and protect such confidential and proprietary information.

         D. To that end, HOME, Scott, EPENZIO, Anderson and Crawford agree as follows:

                                    AGREEMENT

         1.   Rights and Obligations
              ----------------------

              EPENZIO shall provide the following:

              A. Fulfil1ment services, including staffing, management, and processing for all credit card merchant accounts offered and sold by HOME, and POS products, POS Equipment Virtual terminal, software, merchant services and software solutions ("EPENZIO Products") for HOME to market to businesses, proprietors, entrepreneurs, and other potential or existing HOME clients, customers and/or merchants.

              B. Financing sources for EPENZIO Products, finance package funding (which may be through a subcontractor), and disbursement of such finance package proceeds. EPENZIO shall further take all steps necessary to ensure that EPENZIO delivers to HOME's vendor(s) I) an approval code and merchant account identification number from EPENZIO or its subcontractor merchant account company, and 2) written verification of finance package approval for each HOME client, customer and/or merchant.

              C. Merchant account application processing. EPENZIO or its subcontractor will accept for processing, properly prepared applications, agreements and purchase orders submitted for EPENZIO products from HOME. EPENZIO will further ensure that all steps reasonably necessary will be taken, including completion of any necessary administrative requirements, to insure funding for each sale or finance package of a merchant account to HOME clients, customers and/or merchants.

              D. EPENZIO will supply, at no cost, marketing materials, including applications, agreements and purchase orders for EPENZIO Products. Said materials shall be in compliance with all applicable state and federal laws, including those concerning truth-in-lending and other financial service Jaws and regulations. All such marketing materials or materials bearing EPENZIO's trademarks or logos shall be used by HOME only for the purpose of promoting EPENZIO Products, and only after EPENZIO's prior approval.

         2.   Referral Fees.
              --------------

              A. HOME will furnish EPENZIO with leads of HOME's customers for the sole purpose of EPENZIO contacting those customers to sell them Credit Card Processing equipment, including but not limited to Hardware terminals, Processing software and Virtual Tenninals, and assist those customers in obtaining a Merchant Account. Most of these contacts will be made at seminar events that are sponsored and paid for by HOME. EPENZIO will pay referral fees to HOME for only those referrals that purchase or finance this Credit Card processing equipment from EPENZIO. EPENZIO will pay HOME referral fees according to the following schedule:

                     i. EPENZIO will advance HOME $50,000 in the form of an "Advanced Marketing Payment " for each seminar event. This payment will be made by no later than the Wednesday that is three (3) weeks prior to the seminar event. EPENZIO has currently paid the Advance Marketing Payment for two weeks in advance. EPENZIO will make an additional $16,666 Advance Marketing Payment for the next 6 weeks to achieve the 3-week advance payment status. HOME shall only use the Advance Marketing Payment paid by EPENZIO for advertising and promotion of HOME seminars and business sessions where EPENZIO products and services will be sold. The Advanced Marketing Payment will be deemed an as an advance towards Earned Funding as further described below.

                     ii. Should, through an Act of God, a scheduled seminar or business session be cancelled, EPENZIO will only recover 50% of the Advance Marketing Payment paid for that seminar .Should such cancellation occur more than one-time in a calendar year, EPENZIO will be allowed to recover the full amount of the Advance Marketing Payment for that seminar. In either event, EPENZIO will deduct a maximum of $10,000 per week from the following weeks Advance Marketing Payment until these amounts are recovered.

                     iii. On the first Wednesday, at least 60 days, EPENZIO will prepare an Earned Funding Settlement (the Settlement) statement for each seminar event. The Settlement will be calculated for each seminar as follows:

                           1. EPENZIO will figure the Earned Funding for HOME based on 67% of the applications that were NOT cancelled by HOME'S customers within the customer's 3-day "Right of Cancellation" period.
                           2. The applications will be paid at the rate of $1650 for every $89.95 finance package and $1400 for every $79.95 finance package, The percentages of referral fees for $89.95 and $79.95 finance packages for the Settlement will be the same as the percentages for the actual $89.95 and $79.95 funding for this same seminar.
                           3.     For Example: HOME has a seminar where
                                  they accept l00 merchant account applications from its customers. Of these lOO applications, the customers cancel 30 of the applications within their 3-day Right of Cancellation period. At the 60-day Settlement date, 43 applications (70 applications X 62% = 43.4) will be settled. If EPENZIO obtains actual funding on 50 applications -15 at $89.95 (30%) and 35 at $79.95 (70%) -the Earned Funding
                                  Settlement amount will be figured as follows:
                                        47 X 30% = 14 X $1650 = $23,100
                                                     Plus
                                        47 X 70% = 33 X $1400 = $46,200
                                        Total Earned Funding = $69,300
                           4.     In connection with the Earned Funding
                                  Settlement, the Advanced Marketing Payment will be credited towards the Earned Funding due to HOME. If the Earned Funding owing for a particular seminar exceeds the Advanced Marketing Costs actually paid in advance by EPENZIO for that seminar, these funds will be paid to HOME in addition to the next Advanced Marketing Payment-or, if there is no Advanced Marketing Payment paid in the following thirty days, the remaining Earned Funding will be paid within thirty (30) days of Settlement, If there is a deficit of Earned Funding, meaning that the Earned Funding for a particular seminar is less than the Advanced Marketing Payment previously made by EPENZIO for that same seminar, the difference will be deducted from the next week's Advanced Marketing Payment made by EPENZIO to HOME. If no Advanced Marketing Payment is made in the next thirty (30) days, then HOME will pay the difference to EPENZIO within thirty (30) days of Settlement, If HOME's Earned Funding for a seminar exceeds the Advanced Marketing Payment for that seminar by more than 10% for 2 weeks running, then the next Advanced Marketing Payment will be increased to the nearest $5,000 increment based on the average of the Earned Funding for the previous 2 weeks. Likewise, if HOME's Earned Funding for a seminar are less than the Advanced Marketing Payments for that seminar by more than 10% for 2 weeks running, then the Advanced Marketing Payment will be decreased to the nearest $5000 increment based on the average of the Earned Funding for the previous 2 weeks.
                           5. The Virtual ternlinal applications will be paid at the rate of$1650 for every $89.95 finance package or cash sale and $1400 for every $79.95 finance package or cash sale. These amounts will be paid for all applications that have been approved and funded as of the date of the settlement
                           6. EPENZIO will pay to HOME additional referral fees that HOME agrees will only be used to pay HOME's road crew. These referral fees will be paid at the rate of $30 for every substantia11y (all forms are complete and signed), non-cancelled application that is submitted by HOME to EPENZIO. These payments will be made separately no later than the Wednesday two weeks following the seminar. The number of substantially complete files will be verified by EPENZIO's seminar representative and reported to HOME's road crew at the end of each seminar event.
                           8. The following exceptions apply to the above referenced pay schedule:
                                  a.   For the seminar weeks of July 24th
                                       through the date of this agreement,
                                       Home's Earned Funding will be figured at the rate of $1375 for every $89.95 finance package and $1135 for every $79.95 finance package based upon the 62% of non-cancelled agreements as stated in previous contract.
                                  b.   For the seminar weeks of Apri117th
                                       through May 18th, all of the reserve that has been withheld will belong to EPENZIO.
                                  c.   The seminar weeks of May 22nd through
                                       July 21st have been settled and adjusted for as of the date this agreement was signed but still fall under the terms of the previous contract (s) for future settlement. Road crew referral payments are current through the week ending September 9, 2000.
                           *If an exception is not specifically listed above, all of the terms of this agreement apply.

              B. At the end of this Joint Marketing Agreement, a final Settlement statement will be prepared 60 days following the last seminar. This Statement will reconcile all Advanced Marketing Payments and Earned Funding for every seminar or business session that HOME has sponsored and paid for. At this time, it will be determined if there is an excess or deficit in the Earned Funding for all seminars. If there is a deficit of Earned Funding, HOME will pay this deficit amount to EPENZIO within 30 days of completion of the final Settlement Statement. If HOME fails to pay within this 30-day period, Scott agrees to pay the unrecovered Earned Funding to EPENZIO within thirty days of written notification from EPENZIO. If there is an excess of Earned Funding, EPENZIO will pay this excess to HOME within 30 days of completion of the final Settlement Statement, EXCEPT, in the event that HOME does not fully comply with all of the terms of this agreement in ending this Joint Marketing Agreement, EPENZIO may elect to withhold the excess Earned Funding to cover any reasonable costs involved, so long as EPENZIO gives written notice to HOME of any failure to comply with the terms of the Agreement, identifying with specificity any such failures and the resulting costs to EPENZIO, and if such failures are capable of cure, HOME has an opportunity to cure. If EPENZIO fails to pay within this thirty-day period, Anderson and Crawford agree to pay the excess Earned Funding to HOME within thirty (30) days of written notification from HOME. Likewise, if EPENZIO has not complied with all material terms of this agreement, HOME may withhold any Earned Funding deficit to cover any reasonable costs that it has incurred, on the same terms that EPENZIO may withhold payments as described in this paragraph. This will not limit any other damages that the parties-may be entitled to. EPENZIO may consider that HOME has ended this Joint Marketing Agreement if HOME has less than 20 approved applications from its seminars in any given calendar month.

              C. Upon request, EPENZIO will provide HOME with any and all current information on factors and reserve amounts used by Leasecomm, Travelers or any other financial institution (Financial Institutions) to determine payouts on the finance packages that are submitted by HOME. EPENZIO and HOME agree to be bound by whatever terms these Financial Institutions impose on the funding for the finance packages for HOME's customers.

              D. These referral fees are based on HOME providing an e-commerce enabled web site and shopping cart/online order form that are compatible with EPENZIO's online transaction processing system. EPENZIO's leasing company requires that the web site and shopping cart/online order form be provided as part of the terms of the finance package. If it becomes necessary for EPENZIO to supply the web site and shopping cart/online order form, these referral fees will be reduced in an amount to reasonably reflect these costs.

              E. EPENZIO shall retain payment for any HOME referrals sold through the EPENZIO affiliate site. EPENZIO shall be solely responsible for all referral commissions paid to customers signing up through the EPENZIO affiliate site or approaching EPENZIO directly. In the event that HOME should establish its own referral program. HOME shall be paid according to the commission schedule in paragraph 2.A.iii.2 in this agreement as long as completed finance package and merchant account applications are delivered to EPENZIO. HOME shall be solely responsible for all referral commissions paid to customers signing up through the HOME affiliate site.

              F. EPENZIO has several different processing solutions available for HOME to sell to its clients, as well as finance package terms of 12,24,36 and 48 months. Pricing and referral fees will vary depending upon the options and finance package terms chosen. EPENZIO will provide price quotes to HOME utilizing any combination of processing solutions and finance package terms.

              G. EPENZIO and HOME acknowledge and agree that: (I) that EPENZIO obtains its funding for equipment finance packages from Financial Institutions that are independent of EPENZIO and HOME; (2) these Financial Institutions control the factors that determine the amount of funding that EPENZIO receives for equipment finance packages; (3) these factors are influenced by interest rates and inflation and are subject to change at any time; (4) the costs and referral fees set forth above are based on the factors that are in effect at the time this Agreement is signed; and (5) if the factors are changed by the Financial Institutions, or if the Financial Institutions do not perform as promised, the referral fees may be adjusted accordingly and will be subject to the same terms and conditions that the Financial Institutions impose on EPENZIO. Occasionally, these Financial Institutions may impose other restrictions or qualifications on the equipment finance packages for HOME's customers, such as reserve accounts or special qualifying requirements. HOME agrees that it will be subject to the same terms and conditions that the Financial Institutions impose on EPENZIO, with the exception that, if these changes effect the gross funding and/or the reserve amount that is being held, that EPENZIO will pay to HOME by more than 5%, then HOME will be allowed to give 10 days notice to cancel this agreement, and HOME may do business with another merchant account provider, but EPENZIO has a right of first refusal to match any other offer to HOME to provide Merchant Account Services to the customers of HOME.

              H. If the percentage of Poor Credit (scored C & D) applications that are approved by the Financial Institutions for the customers of HOME exceeds 28%, based on a 4 week rolling average, EPENZIO reserves the right to prospectively adjust the referral fees paid to HOME to reflect this increase in Poor Credit applications. If it becomes necessary for EPENZIO to adjust the referral fees because of an increase in poor credit applications, HOME will not be allowed to cancel this agreement because of this change unless the adjustment is greater than 5%, in which case HOME may terminate this Agreement upon 10 days written notice. To date, the percentage of HOME's customers being scored as Poor Credit is 27.8%. EPENZIO will supply these credit scores on the weekly report.

         3.   Rejects
              -------

              A. It is agreed by HOME and EPENZIO, that all Rejected Finance package applications will be handled and settled as follows:

                     i. EPENZIO will retain all monies received for Rejected applications and apply this towards the cost of obtaining a merchant account and supplying a virtual terminal product for the customer. EXCEPT, if the customers 1st months payment bounces or is declined, EPENZIO will NOT supply a merchant account or virtual terminal for this customer.

              B. If the percentage of applications that are rejected by Leasecomm for the customers of HOME exceeds 16%, based on a 4 week rolling average, EPENZIO reserves the right to prospectively adjust the referral fees paid to HOME to reflect this increase in Reject applications. If the adjustment is greater than 5%, then HOME may terminate this Agreement upon 10 days written notice. To date, the percentage of applications for HOME's customers that are being rejected by Leasecomm is 14%

         4.   Charge backs.
              -------------

              A. EPENZIO will withhold 5% from all Earned Funding settlement amounts to cover charge backs. EPENZIO will supply to HOME every 30 days, a balance sheet on the charge back reserve.

              B. If the cause of the charge back is based on either fraud or negligence of the owners, employees, representatives or agents of EPENZIO or HOME, the company found to be responsible for the fraud or negligence shall be responsible for the full amount of all charge backs and shall pay to the other company the respective portion of the charge back within 10 days from the date of the charge back.

              c. The liability for charge backs for EPENZIO and HOME shall continue for the length of term of the finance packages of HOME's customers.

         5.   Third Party Non-Performance
              ---------------------------

                     Both EPENZIO and HOME agree that third party providers referred to within are defined as those separate entities, individuals, vendors, business groups, companies, corporations or partnerships that provide products and/or services for the seminars presented by HOME, and that such third party providers are presenting products and/or services at the above mentioned seminars. Also, both parties agree that the terms non-performance or inadequate performance relate to the performance which has been contracted for, and subsequently has not been provided. In the event that the third party went out of business and could not perform, HOME would then undertake the responsibility of performing under the contracts with consumers, either themselves or arranging for another third party. If HOME fails to provide these services as specified, HOME will be responsible for the full amount of any charge backs that occur from the failure to provide these services in a timely manner. If HOME can not or does not pay these charge backs to EPENZIO within 30 days, then Scott shall be individually, personally, unconditionally and jointly liable to pay EPENZIO the total amount of the un-recovered referral fees in question. Should all such potential resolutions fail to resolve the debt, Scott agrees to pay the un-recovered referral fees to EPENZIO within thirty days of notification from EPENZIO of the failed resolutions.

         6.   Confidential and Proprietary Information.
              -----------------------------------------

                     In connection with the Joint Marketing Project, EPENZIO may furnish and may reveal to HOME certain oral and written confidential, proprietary and/or trade secret information concerning EPENZIO and its products and/or services (the "EPENZIO Proprietary Information"). Similarly, HOME may furnish and may reveal to EPENZIO certain oral and written confidential, proprietary and/or trade secret information concerning HOME and its products and/or services (the "HOME Proprietary Information"). The EPENZIO Proprietary Information and the HOME Proprietary Information (collectively the "Proprietary Information") may include, without limitation, certain specifications, designs, plans, drawings, hardware, software, data, prototypes, marketing plans or techniques, identification or lists of vendors, suppliers, mailing lists, list vendors and the like.. or other business and technical information. As a condition to providing such information, EPENZIO and HOME each agree, as set forth below, to treat confidentially and to not otherwise disclose, and to cause its respective directors, officers, members, employees, representatives, agents and advisors ( collectively the "Representatives") to treat confidentially and to not otherwise disclose, the Proprietary Information, whether such Proprietary Information was furnished prior to, on or after the date of this Agreement. In addition, for purposes of this Agreement, "Proprietary Information" shall include, without limitation, any discussions, summaries, analyses, studies, compilations, or other documents or memorializations of or relating to the Proprietary Information. All Proprietary Information, in whatever form provided, shall remain the property of the party furnishing such Proprietary Information.

         7.   Compliance with Laws, Ordinances and Regulations.
              -------------------------------------------------

                     HOME, Scott, EPENZIO, Anderson and Crawford agree that they will strictly comply with all federal, state and local laws, ordinances and regulations in connection with any and all work or services performed by them arising out of or relating in any way to this Agreement and/or their business relationships with each other. In the event HOME, Scott,

                     EPENZIO, Anderson or Crawford fail to do so, all aforementioned parties may, in their sole discretion, decide to terminate this Agreement forthwith, and to hold all outstanding fees owed until a resolution can be found. HOME and Scott hereby indemnify and hold EPENZIO, Anderson and Crawford ham1less from any and all claims, complaints, demands and/or damages arising out of or related in any way to any failure on the part of HOME or Scott to comply with all federal, state and local laws, ordinances and regulations. Likewise, EPENZIO, Anderson and Crawford hereby indemnify and hold HOME and Scott ham1less from any and all claims, complaints, demands and/or damages arising out of or related in any way to any failure on the part of EPENZIO, Anderson or Crawford to comply with all federal, state and local laws, ordinances and regulations.

         8.   Disclosures and/or Use of Proprietary Information.
              --------------------------------------------------

                     EPENZIO, Anderson, Crawford, HOME and Scott acknowledge and agree that: (A) the Proprietary Information constitutes valuable, special and unique property of EPENZIO and HOME;
                     (B) they may use the Proprietary Information for the sole purpose of soliciting merchant accounts in connection with the Joint Marketing Project only; (C) they shall not disclose the Proprietary Information or any information contained therein to any other corporation, person or entity that is not a party to this agreement for any reason or purpose whatsoever; (D) they shall not use the Proprietary Information or any information contained therein for any purpose other than the Joint Marketing Project; (E) they shall not disclose or use the Proprietary Information or any information contained therein; (F) they shall not make copies of any written or computer-readable Proprietary Information; and (a) they shall prevent the use of the Proprietary Information by, and disclosure of the information contained therein to, any corporation, person, or entity that is not a party to this agreement.

         9.   Return of Proprietary Information.
              ----------------------------------

                     Within thirty days of receipt of written notice of termination of the Joint Marketing Project, EPENZIO and HOME shall deliver to each other all written or computer-readable copies of the Proprietary Information, letters and all other information, that is specific to the other party's business, which are in their possession or under their control, regardless of whether prepared by both parties or by their affiliates.

         10.  Term of Agreement.
              ------------------

              A. This agreement shall become effective on the date set forth above and shall continue in effect for one year, unless terminated sooner as provided herein. At the end of the agreement, HOME and/or Scott Anderson may do business with another merchant account provider, but EPENZIO has a right of first refusal to match any other offer to HOME and/or Scott Anderson to provide Merchant Account Services to the customers of HOME and/or Scott Anderson

              B. Both parties acknowledge that there is another Confidentiality and Marketing Agreement dated July 21, 2000 that covers all relationships between the two parties up to and including the date that this agreement is signed.

         11.  Termination of Agreement.
              -------------------------

                     Either party may terminate this Agreement for a material breach of the terms of this Agreement at any time by giving the other party written Notice of Termination ("Notice") at least thirty (30) days prior to the effective date of termination. Either party shall have the option of preventing the termination of this Agreement by taking corrective action that cures the material breach, if such corrective action is taken prior to the end of the aforementioned thirty (30) day time period. However, if there is evidence that any material breach is caused by fraud, forgery, or any other illegal act, either party may tem1inate this Agreement by giving the other party written Notice at least seven (7) days prior to the effective date of termination.

         12.  Amendment & Waiver.
              -------------------

                     No modification or amendment hereof shall be valid and binding, unless it be in writing and signed by the parties hereto. The waiver of any provision hereof shall be effective only if in writing and signed by the parties hereto, and then only in the specific instance and for the particular purpose for which it was given. No failure to exercise, and no delay in exercising, any right or power hereunder shall operate as a waiver thereof.

         13.  Enforcement of Agreement.
              -------------------------

                     This Agreement, and all disputes relating to this Agreement, whether sounding in tort, contract or otherwise, shall be governed and construed in accordance with the laws of the State of Utah. All parties to this Agreement each consent and submit to the personal jurisdiction of the state and federal courts located in the State of Utah, and waive their rights to contest personal jurisdiction. All parties agree that any legal action filed by any party to enforce the terms of this Agreement must be filed exclusively in the Third Judicial District Court, for the State of Utah, in Salt Lake City, Utah. In the event of a dispute regarding this Agreement, the prevailing party shall be entitled to an award of attorneys' fees and costs from the non-prevailing party, regardless of whether the dispute results in the filing of a lawsuit


         14.  Assignment.
              -----------

                     No party may assign its rights or duties under this Agreement without the prior written consent of the other parties.

         15.  Modification.
              -------------

                     No amendment or modification of this Agreement shall be valid or binding on unless made in writing and signed by each party.

         16.  Counterparts.
              -------------

                     This Agreement may be executed in as many counterparts as may be deemed necessary or convenient. This Agreement, and any modifications, waivers or notifications relating thereto, may be executed and delivered by facsimile or electronic mail. Any such facsimile or electronic mail transmissions shall constitute the final agreement of the parties and conclusive proof of such agreement.



     /s/                                                       10/11/00
-------------------------------------------              -----------------------
Paul S. Anderson, individually and as                    Date
President of and on behalf of EPENZIO



    /s/                                                        10/11/00
-------------------------------------------              -----------------------
Brad V. Crawford, individually and as                    Date
Chief Executive Officer of and on
behalf of EPENZIO


   /s/                                                         10/11/00
-------------------------------------------              -----------------------
Scott Anderson, individually and as                      Date
President and CEO of and on behalf
of H.O.M.E. Inc.